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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                     October 25, 1996
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

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COLLECTIONS:                                                                                 For Month of:
                                                                                             September 1996
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Principal Collections: Total Pool                                                            $323,714,597.49

Interest Collections
         Regular Pool                                                                          $3,696,732.32
         Concentration Pool                                                                      $316,594.15
              ==============================                                              ===============
              Interest Collections: Total Pool                                                 $4,013,326.47

Investment Proceeds
         Regular Pool                                                                            $391,343.99
         Concentration Pool                                                                      $148,327.64
              ==============================                                              ===============
               Total Investment Proceeds:  Total Pool                                            $539,671.63

Series 1996-1: Yield Supplement Deposit Amount                                                         $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                        Calculated as of
              month using recalculated prior month ending balances.)                           August 31, 1996
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                            65.55%
              Series 1996-1                                                                             0.00%
              Series 1996-2                                                                            34.45%
         Concentration Pool
              Series 1995-1                                                                           100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                            60.71%
              Series 1996-1                                                                             0.00%
              Series 1996-2                                                                            32.41%
         Concentration Pool
              Series 1995-1                                                                            88.84%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                            na
              Series 1996-1                                                                            na
              Series 1996-2                                                                            na
         Concentration Pool
              Series 1995-1                                                                            na

Excess Transferor Percentage
         Regular Pool                                                                                   2.00%
         Concentration Pool                                                                             2.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                          As of last day of:
                                                                                         September , 1996
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Series 1994-1 Initial Principal Amount: Class A                                              $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                               $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                           $54,367,672.62
Series 1994-1 Principal Distributed to Investors                                                       $0.00
Series 1994-1 Principal Funding Account Balance                                                        $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1994-1 Invested Amount                                                                $278,632,327.38
Series 1994-1 outstanding Principal Balance                                                  $333,000,000.00

Series 1995-1 Initial Principal Amount                                                        $50,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                           $10,778,229.20
Series 1995-1 Principal Distributed to Investors                                                       $0.00
Series 1995-1 Principal Funding Account Balance                                                        $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1995-1 Invested Amount                                                                 $39,221,770.80
Series 1995-1 outstanding Principal Balance                                                   $50,000,000.00

Series 1996-1 Initial Funded Amount                                                           $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                            $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                        $50,000,000.00
Series 1996-1 Funded Amount                                                                            $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                    $0.00
Series 1996-1 Principal Distributed to Investors                                                       $0.00
Series 1996-1 Principal Funding Account Balance                                                        $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1996-1 Invested Amount                                                                          $0.00
Series 1996-1 outstanding Principal Balance                                                            $0.00

Series 1996-2 Initial Principal Amount: Class A                                              $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                           $26,247,339.39
Series 1996-2 Principal Distributed to Investors                                                       $0.00
Series 1996-2 Principal Funding Account Balance                                                        $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                        $0.00
Series 1996-2 Invested Amount                                                                $148,752,660.61
Series 1996-2 outstanding Principal Balance                                                  $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                   As of:
                                                                                            September 30, 1996
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Series 1994-1: Class A                                                                                  1.00000000
Series 1994-1: Class B                                                                                  1.00000000
Series 1996-2: Class A                                                                                  1.00000000
Series 1996-2: Class B                                                                                  1.00000000
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POOL BALANCE:                                                                               For Month of:
                                                                                         September , 1996
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Pool Balance, beginning of month
         Regular Pool                                                                        $452,794,308.79
         Concentration Pool                                                                   $28,255,048.76
              ==============================                                              ===============
              Total Pool                                                                     $481,049,357.55

Pool Balance, end of month
         Regular Pool                                                                        $458,979,297.77
         Concentration Pool                                                                   $44,292,716.92
              ==============================                                              ===============
              Total Pool                                                                     $503,272,014.69

Pool Balance, average
         Regular Pool                                                                        $436,476,023.85
         Concentration Pool                                                                   $33,392,005.81
              ==============================                                              ===============
              Total Pool                                                                     $469,868,029.66
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REGULAR POOL DISTRIBUTIONS                                                                         As of:
                                                                                              October 25, 1996
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                   $0.00
              Series 1994-1: Class B                                                                   $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2: Class A                                                                   $0.00
              Series 1996-2: Class B                                                                   $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                           $1,505,750.00
              Series 1994-1: Class B                                                              $78,266.67
              Series 1996-1                                                                            $0.00
              Series 1996-2: Class A                                                             $787,250.00
              Series 1996-2: Class B                                                              $36,062.50

Regular Pool Transferors Interest                                                                 $73,934.65

Interest Shortfall
              Series 1994-1: Class A                                                                   $0.00
              Series 1994-1: Class B                                                                   $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2: Class A                                                                   $0.00
              Series 1996-2: Class B                                                                   $0.00

Servicing Fee
              Series 1994-1                                                                      $229,064.67
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                      $122,290.12

Reserve Fund Deposit Amount
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                                 As of:
                                                                                              October 25, 1996
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Investor Default Amount
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00

Carry Over Amount
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00

Amount Distributed not including Excess Distribution to Transferor                             $2,832,618.60

Unreimbursed Charge-off Amounts                                                                        $0.00

Non-use Fee (Series 1996-1)                                                                        $4,166.67
Increased Cost Amounts (Series 1996-1)                                                                 $0.00

Previously waived servicing fee
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00

Excess Distributed to Transferor                                                               $1,251,291.04

Total Distributed                                                                              $4,088,076.31

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                    $4.75000000
              Series 1994-1 Class B                                                                    $4.89166667
              Series 1996-1                                                                            $0.00000000
              Series 1996-2 Class A                                                                    $4.70000000
              Series 1996-2 Class B                                                                    $4.80833333
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RESERVE FUNDS                                                                                      As of:
                                                                                              October 25, 1996
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Series 1994-1
              Balance                                                                          $1,665,000.00
              Deficiency Amount                                                                        $0.00

Series 1995-1
              Balance                                                                            $375,000.00
              Deficiency Amount                                                                        $0.00

Series 1996-1
              Balance                                                                            $250,000.00
              Deficiency Amount                                                                        $0.00

Series 1996-2
              Balance                                                                            $875,000.00
              Deficiency Amount                                                                        $0.00
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CHARGE OFFS                                                                                        As of:
                                                                                            September 30, 1996
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Defaulted Receivables                                                                                  $0.00
Investor Default Amount                                                                                $0.00
Deficiency Amount                                                                                      $0.00
Draw Amount                                                                                            $0.00
Investor Charge-Off's                                                                                  $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                           As of:
                                                                                            September 30, 1996
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Required Subordinated Amount
              Series 1994-1                                                                   $16,216,696.30
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                    $6,198,027.53

Available Subordinated Amount
              Series 1994-1                                                                   $16,216,696.30
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                    $6,198,027.53
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EXCESS RECEIVABLES                                                                                 As of:
              To be used in the following month's computations.                             September 30, 1996
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                  $130,385,568.51
              Finance Hold Receivables                                                                 $0.00
              Auction Advantage Program                                                          $547,105.00
              Delayed Payment Program                                                             $31,114.00
              Payment Agreements                                                                 $191,981.97

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                  $176,145,205.14
              Finance Hold Receivables                                                                 $0.00
              Auction Advantage Program                                                       $25,163,600.73
              Delayed Payment Program                                                         $10,065,440.29
              Payment Agreements                                                                 $500,000.00

Total unallocated Excess Receivables                                                                   $0.00

Allocated Excess Receivables
              Series 1994-1                                                                            $0.00
              Series 1995-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00
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DELINQUENCIES                                                                                      As of:
                                                                                            September 30, 1996
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30 Day Delinquencies in excess of $1,000                                        $                              0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                    As of:
                                                                                            September 30, 1996
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Series 1994-1
              outstanding Principal Balance                                                  $333,000,000.00
              Regular Pool Balance                                                           $458,979,297.77
              Subordination Percentage                                                                  5.50%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                             65.55118110%
              Excess Funding Amount                                                           $54,367,672.62

Series 1995-1
              outstanding Principal Balance                                                   $50,000,000.00
              Concentration Pool Balance                                                      $44,292,716.92
              Subordination Percentage                                                                  9.25%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                            100.000000%
              Excess Funding Amount                                                           $10,778,229.20

Series 1996-1
              outstanding Principal Balance                                                            $0.00
              Regular Pool Balance                                                           $458,979,297.77
              Subordination Percentage                                                                 10.00%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                              0.00000000%
              Excess Funding Amount                                                                    $0.00

Series 1996-2
              outstanding Principal Balance                                                  $175,000,000.00
              Regular Pool Balance                                                           $458,979,297.77
              Subordination Percentage                                                                  4.00%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                             34.44881890%
              Excess Funding Amount                                                           $26,247,339.39
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ASSET COMPOSITION EVENTS:                                                                   For Month of:
                                                                                            September 25, 1996
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Total Pool: 2 month test (actual lowest mth less than test)                                            10.59%
              Test Value                                                                               50.00%
              Event                                                                                  none

Total Pool: 12 month test                                                                               0.00%
              Test Value                                                                               25.00%
              Event                                                                                  none

Series 1995-1: 2 month test                                                                            19.57%
              Test Value                                                                               50.00%
              Event                                                                                  none

Series 1995-1: 12 month test                                                                            0.00%
              Test Value                                                                               25.00%
              Event                                                                                  none
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SERIES 1995-1 SUBORDINATION:                                                                For Month of:
                                                                                         September , 1996
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                        0.00
              Class IV Receivables                                                                      0.00
              Unreviewed Receivables                                                              679,827.95
              Rejected Receivables                                                                      0.00

ISA Percentage
               Excess Receivables                                                                     100%
               Class IV Receivables                                                                    25%
               Unreviewed Receivables                                                                  25%
               Rejected Receivables                                                                   100%

Incremental Subordinated Amount: Total                                                              169,956.99

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                  4,015,134.79
              + Incremental Subordinated Amount                                                   169,956.99
                                                                                                  4,185,091.78

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                       2,588,226.72
               - Required Draw Amount (previous DD)                                                    $0.00
               - Reserve Fund w/d (on previous DD)                                                                   -
               + portion of Excess Interest to Transferor (previous DD)                                34,681.81
               - Incremental Subordination Amount (previous DD)                                     (26,906.55)
               + Incremental Subordination Amount (current DD)                                      169,956.99
               - Subord % of change in EFA (since previous DD)                                  1,439,233.72
              Ending ASA:                                                                         4,185,091.78

(4) Reserve Fund Balance                                                                           375,000.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                    For Month of:
                                                                                         September , 1996
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(1) Available Subordinated Amount (ASA)                                                           4,185,091.78
               Required Subordinated Amount (RSA)                                                 4,185,091.78
               Test Event: ASA less than  RSA                                                        None

(2) Servicer Default                                                                                 None

(3) Principal not Repaid by Expected Final Pmt Date                                                  None
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SERIES 1995-1 MEGADEALERSHIPS                                                               For Month of:
                                                                                         September , 1996
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Dealership Groups in excess of 30% of Receivables: Group 1                                    $18,435,038.55
Test Value                                                                                     13,287,815.08
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SERIES 1995-1 DISTRIBUTIONS                                                                         As of
                                                                                              October 25, 1996
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Excess Transferor's Percentage x Interest Collections                                                35,332.63
Monthly Interest to Investors                                                                       260,416.67
Interest Shortfall                                                                                                   -
Monthly Servicing Fee (1%)                                                                            32,684.81
Reserve Fund Deposit Amount                                                                          44,609.25
Investor Default Amount                                                                                              -
Carry-Over Amount                                                                                                    -
Amount Distributed                                                                                                   -
Unreimbursed  Charge-off Amounts                                                                                     -
Previously waived Servicing Fee                                                                                      -
Excess Interest Distributed to Transferor                                                             91,878.44
              Total Distributed                                                                     464,921.79

Total Distributed to WOFCO                                                                           159,895.87

Charge-offs:
              Defaulted Receivables                                                                                  -
              Investor Default Amount                                                                                -
              Deficiency Amount                                                                                      -
              Draw Amount                                                                                            -
              Investor Charge-Offs                                                                                   -
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